Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Reduction shareholding ASMPT
On March 13, 2013, ASMI sold a 12% stake in ASM PT. The shares were sold in a partial secondary placement raising proceeds of €422 million. The Company intends to distribute approximately 65% of the cash proceeds to ASMI shareholders; a proposal thereto will be placed on the agenda of the upcoming AGM scheduled for May 16, 2013. The remaining proceeds will be used to further strengthen the business of the Company. As of today, the Company continues to be the largest shareholder of ASM PT with a 40% stake.
At the Annual General Meeting of Shareholders (AGM) held in May 2012, the Company announced that it would carry out a study into the causes of the lack of recognition by the markets of the value of the combined businesses (Front-end and Back-end) of the Company. Following that announcement the Company appointed Morgan Stanley and HSBC Bank plc to act as its financial advisers and to assist the Company in carrying out the study.

The study was initiated shortly after the 2012 AGM and has recently been completed. Each of the Company's financial advisers independently carried out an investigation involving frequent discussions with the Company's Management Board and legal and tax advisers. The advisers also presented their findings to the Company's Supervisory Board.

No single or predominant factor was identified in causing the valuation discrepancy. However, a number of causes and circumstances were identified as potentially influencing the valuation discrepancy, including a holding company discount related to the current corporate structure.

Subsequently, an analysis was conducted by the Company in close cooperation with its advisers of the various potential courses of action, including those suggested by shareholders. The alternatives that were investigated included a full or partial placement or sale of the Company's stake in ASM PT, a spin-off of shares in ASM PT and several merger alternatives.

As part of this analysis, the Company has carefully considered the interests of the Company, its shareholders as well as other relevant stakeholders. The Company has also taken into account the various operational connections between the Front-end business and the Back-end business as well as potential accounting, legal and tax implications and execution risks.

The Management Board and the Supervisory Board of the Company have concluded that a partial secondary placement of 8% to 12% of the Company's stake in ASM PT is the most suitable step to be taken to address the non-recognition by the markets of the value of the combined businesses of the Company. This course of action has been chosen taking into account, amongst others, equity market capacity, tax efficiency and ongoing corporate stability at ASMI and ASM PT. This step provides flexibility for further action, if deemed appropriate.

The Management and Supervisory Boards of the Company have resolved to proceed with this proposed action and the board of directors of ASM PT has expressed its support to this proposal. In addition thereto, certain major shareholders of the Company representing approximately 27% of the total outstanding shares in the Company have been consulted in advance with regard to this proposed action and have expressed support thereof.

The sale of the 12% stake causes ASMI's cease of control on ASMPT. According to general accepted accounting principles (both US GAAP and IFRS) the accounting of this sale consists of two separate transactions.

•	a sale of a 51.96% subsidiary

•	a purchase of a 40.08% associate.

The first transaction, the sale, will result in a substantial gain and the deconsolidation of ASMPT in the consolidated ASMI accounts. The purchase of the associate will, following a purchase price allocation, result in the recognition of the associate at fair value.

We are in the process of determining the financial impact, further information will be disclosed at the announcement of the Q1 2013 results.

The Company will further report on the outcome of the study at the upcoming 2013 AGM, which is scheduled to take place on May 16, 2013.

Bankruptcy Elpida

The reorganization plan re the Elpida bankruptcy in Japan was approved by creditors and the Court in February 2013.  The court approval order has been appealed, subject to resolution of the appeal, the amounts we will receive regarding our secured and unsecured claims are set and approved to be paid in installments over a seven year period.  While the dates for the installment payments are not yet finalized as they are subject to certain funding conditions, the dates are anticipated to be set once the appeal is concluded and the installment payments to commence accordingly.